Exhibit 99.1

Fulgent Genetics Reports Second Quarter 2022 Financial Results

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Revenue totals $125.3 million
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Core Revenue grows 102% year-over-year to $45.3 million
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Raises full year core revenue outlook to $185 million from previously announced $180 million

TEMPLE CITY, CA, August 4, 2022 —Fulgent Genetics, Inc. (NASDAQ: FLGT) (“Fulgent Genetics”, “Fulgent”, or the “Company”), a technology-based genetic testing company focused on transforming patient care in oncology, infectious and rare diseases, and reproductive health, today announced financial results for its second quarter ended June 30, 2022.

Second Quarter 2022 Results:

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Revenue of $125.3 million, versus $153.6 million in Q2 2021
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Billable tests delivered over 1.3 million, versus 1.6 million in Q2 2021
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Core Revenue1 grew 102% year-over-year to $45.3 million
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GAAP income of $11.5 million, or $0.37 per share
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Non-GAAP income of $24.3 million, or $0.78 per share
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Adjusted EBITDA of $37.7 million
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Cash from operations of $11.1 million
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Cash, cash equivalents, and investments in marketable securities of $931.0 million as of June 30, 2022

Note:

1)
Core Revenue excludes revenue from COVID-19 testing products and services including COVID-19 NGS testing revenue.

Non-GAAP income (loss) and adjusted EBITDA are described below under “Note Regarding Non-GAAP Financial Measures” and are reconciled to the most directly comparable GAAP financial measure, GAAP income (loss), in the accompanying tables.

Ming Hsieh, Chairman of the Board and Chief Executive Officer, said, “We saw strong growth in our core business in the second quarter while revenue from COVID-19 testing has returned to a more normalized level, as expected. We are still in the very early stages of integrating and streamlining the operations of Inform Diagnostics into the Fulgent platform, but we are encouraged by the early positive momentum we are seeing with the combined business. We also continued to gain traction in our oncology testing with the official opening of our west coast lab, while expanding our sequencing as a service business for Biopharma clients. With our focus shifted squarely on our long-term core strategy, we are continuing to evaluate ways to capitalize on strategic opportunities and expand our footprint across the genomic testing and therapeutics landscape. We are excited about the opportunities we see for Fulgent on the long-term horizon and expect to continue building on our momentum in the quarters ahead.”

Paul Kim, Chief Financial Officer, said, “Our second quarter results came in modestly ahead of our expectations with our core business doubling year-over-year amid a volatile macroeconomic backdrop. We have built a great team around a differentiated platform for genomic testing and are seeing the impact of these efforts materialize in our results. The acquisition of Inform Diagnostics, which closed in late April, contributed nicely to our growth this quarter, and we expect to see ongoing traction with the combined business as we capitalize on incremental synergies over time. We remain extremely well capitalized to execute on our growth strategy and plan to continue investing in our sales organization, geographic operational expansion and in opportunistic acquisitions and partnerships that may arise. We are pleased with the strong growth we expect to see in our core business, which we are forecasting will have an annual run rate above $200 million by the end of the third quarter. We will be providing a formal update during our investment community conference call to shortly follow the issuance of this press release.”

Outlook:

For the third quarter of 2022, Fulgent Genetics expects:

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Total Revenue of approximately $105 million
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Core Revenue of approximately $54 million, representing growth of 101% year-over-year

For the full year 2022, Fulgent Genetics expects:

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Total Revenue of approximately $665 million
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Core Revenue of approximately $185 million
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Non-GAAP income of approximately $6.00 per share

Fulgent has not reconciled its expectations as to non-GAAP income per share to their most directly comparable GAAP measure because certain items are out of Fulgent’s control or cannot be reasonably predicted. Accordingly, a reconciliation for forward-looking non-GAAP income per share is not available without unreasonable effort.

Conference Call Information

Fulgent Genetics will host a conference call for the investment community today at 4:30 PM ET (1:30 PM PT) to discuss its second quarter 2022 results. Press and industry analysts are invited to attend in listen-only mode.

The call can be accessed through a live audio webcast in the Investor Relations section of the Company’s website, http://ir.fulgentgenetics.com, and through a live conference call by dialing (888) 221-3881 using the confirmation code 6448347. An audio replay will be available in the Investor Relations section of the Company’s website.

Note Regarding Non-GAAP Financial Measures

Certain information set forth in this press release, including non-GAAP income (loss), non-GAAP income (loss) per share, and adjusted EBITDA are non-GAAP financial measures. Fulgent Genetics believes this information is useful to investors because it provides a basis for measuring the performance of the Company’s business excluding certain income or expense items that management believes are not directly attributable to the Company’s operating results. Fulgent Genetics defines non-GAAP income (loss) as income (loss) calculated in accordance with accounting principles generally accepted in the United States of America, or GAAP, plus amortization of intangible assets, plus restructuring costs, plus acquisition-related costs, including banking fees and legal fees associated with the recent acquisition, plus equity-based compensation expense, plus or minus the non-GAAP tax effect, and plus or minus other charges or gains, as identified, that management believes are not representative of the Company’s operations. The non-GAAP tax effect is calculated by applying the statutory corporate tax rate on the amortization of intangible assets, restructuring costs, acquisition-related costs, and equity-based compensation expense. Fulgent Genetics defines adjusted EBITDA as GAAP income (loss) plus or minus interest (expense) income, plus or minus provisions (benefits) for income taxes, plus restructuring costs, plus acquisition-related costs, plus equity-based compensation expense, plus depreciation and amortization, and plus or minus other charges or gains, as identified, that management believes are not representative of the Company’s operations. Fulgent Genetics may continue to incur expenses similar to the items added to or subtracted from GAAP income (loss) to calculate non-GAAP income (loss) and adjusted EBITDA; accordingly, the exclusion of these items in the presentation of these non-GAAP financial measures should not be construed as an implication that these items are unusual, infrequent or non-recurring. Management uses these non-GAAP financial measures along with the most directly comparable GAAP financial measure of income (loss) in evaluating the Company's operating performance. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in conformity with GAAP, and non-GAAP financial measures as reported by Fulgent Genetics may not be comparable to similarly titled metrics reported by other companies.

About Fulgent Genetics

Fulgent Genetics is a technology-based genetic testing company focused on transforming patient care in oncology, infectious and rare diseases, and reproductive health. Fulgent Genetics’ proprietary technology platform has created a broad, flexible test menu and the ability to continually expand and improve its proprietary genetic reference library while maintaining accessible pricing, high accuracy, and competitive turnaround times. Combining next generation sequencing, or NGS, with its technology platform, the Company performs full-gene sequencing with deletion/duplication analysis in an array of panels that can be tailored to meet specific customer needs. A cornerstone of the Company’s business is its ability to provide expansive options and flexibility for all clients’ unique testing needs through a comprehensive technology offering including cloud computing, pipeline services, record management, web portal services, clinical workflow, sequencing as a service and automated laboratory services.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Examples of forward-looking statements in this press release include statements about, among other things: guidance regarding expected quarterly and annual financial results, including revenues, core revenues, GAAP income, and non-GAAP income; evaluations and judgments regarding market position, balance sheet, cash position, momentum, reinvestments, shareholder value, acquisition strategies, and synergies related to and the performance of acquired businesses (including Inform Diagnostics), investments and partnerships, relationships and the Company’s testing services and technology; future growth and the Company’s testing services and technologies and expansion; the Company’s identification and evaluation of opportunities and its ability to capitalize on opportunities, capture market share, or to expand its presence in certain markets; and the Company’s ability to continue to grow its business.

Forward-looking statements are statements other than historical facts and relate to future events or circumstances or the Company’s future performance, and they are based on management’s current assumptions, expectations, and beliefs concerning future developments and their potential effect on the Company’s business. These forward-looking statements are subject to a number of risks and uncertainties, which may cause the forward-looking events and circumstances described in this press release to not occur, and actual results to differ materially and adversely from those described in or implied by the forward-looking statements. These risks and uncertainties include, among others: the ongoing impacts of the COVID-19 pandemic, including the preventive public health measures that may continue to impact demand for its tests and the pandemic’s effects on the global supply chain; the market potential for, and the rate and degree of market adoption of, the Company’s tests, including its tests for COVID-19 and genetic testing generally; the Company’s ability to capture a sizable share of the developing market for genetic and COVID-19 testing and to compete successfully in these markets, including its ability to continue to develop new tests that are attractive to its various customer markets, its ability to maintain turnaround times and otherwise keep pace with rapidly changing technology; the Company’s ability to maintain the low internal costs of its business model, particularly as the Company makes investments across its business; the Company’s ability to maintain an acceptable margin on sales of its tests, particularly in light of increasing competitive pressures and other factors that may continue to reduce the Company’s sale prices for and margins on its tests; risks related to volatility in the Company’s results, which can fluctuate significantly from period to period; risks associated with the composition of the Company’s customer base, which can fluctuate from period to period and can be comprised of a small number of customers that account for a significant portion of the Company’s revenue; the Company’s ability to grow and diversify its customer base and increase demand from existing and new customers; the Company’s investments in its infrastructure, including its sales organization and operational capabilities, and the extent to which these investments impact the Company’s business and performance and enable it to manage any growth it may experience in future periods; the Company’s level of success in obtaining coverage and adequate reimbursement and collectability levels from third-party payors for its tests; the Company’s level of success in establishing and obtaining the intended benefits from partnerships, strategic investments, joint ventures, acquisitions, or other relationships; the Company’s compliance with the various evolving and complex laws and regulations applicable to its business and its industry; risks associated with the Company’s international operations; the Company’s ability to protect its proprietary technology platform; and general industry, economic, political and market conditions. As a result of these risks and uncertainties, forward-looking statements should not be relied on or viewed as predictions of future events.

The forward-looking statements made in this press release speak only as of the date of this press release, and the Company assumes no obligation to update publicly any such forward-looking statements to reflect actual results or to changes in expectations, except as otherwise required by law.

The Company’s reports filed with the U.S. Securities and Exchange Commission, or the SEC, including its annual report on Form 10-K for the year ended December 31, 2021 filed with the SEC on February 28, 2022 and the other reports it files from time to time, including subsequently filed annual, quarterly and current reports, are made available on the Company’s website upon their filing with the SEC. These reports contain more information about the Company, its business and the risks affecting its business, as well as its results of operations for the periods covered by the financial results included in this press release.

Investor Relations Contact:

The Blueshirt Group

Nicole Borsje, 415-217-2633, nicole@blueshirtgroup.com

FULGENT GENETICS, INC.
Condensed Consolidated Balance Sheet Data
June 30, 2022 and December 31, 2021
(in thousands)

	June 30,	December 31,
	2022	2021
ASSETS:
Cash and cash equivalents	$138,780	$164,894
Investments in marketable securities	792,243	770,652
Accounts receivable, net	133,303	138,912
Property, plant, and equipment, net	86,049	62,287
Other assets	311,287	141,975
Total assets	$1,461,662	$1,278,720
LIABILITIES & EQUITY:
Accounts payable, accrued liabilities and other liabilities	$150,929	$112,840
Total stockholders' equity	1,310,733	1,165,880
Total liabilities & equity	$1,461,662	$1,278,720

FULGENT GENETICS, INC.
Condensed Consolidated Statement of Income Data
Three and Six Months Ended June 30, 2022 and 2021
(in thousands, except per share data)
(unaudited)
	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
Revenue	$125,341	$153,616	$445,609	$513,045
Cost of revenue (1)	60,065	35,858	137,790	109,933
Gross profit	65,276	117,758	307,819	403,112

Operating expenses:
Research and development (1)	6,905	5,312	12,894	10,734
Selling and marketing (1)	10,866	5,219	18,806	10,227
General and administrative (1)	30,240	8,329	56,015	16,331
Amortization of intangible assets	1,575	—	2,481	—
Restructuring costs	2,896	—	2,896	—
Total operating expenses	52,482	18,860	93,092	37,292
Operating income	12,794	98,898	214,727	365,820
Interest and other income, net	958	604	1,003	886
Income before income taxes and gain on equity method investment	13,752	99,502	215,730	366,706
Provision for income taxes	2,653	23,589	51,074	90,102
Income before gain on equity method investment	11,099	75,913	164,656	276,604
Gain on equity method investment	—	3,734	—	3,734
Net income from consolidated operations	11,099	79,647	164,656	280,338
Net loss attributable to noncontrolling interests	438	165	860	165
Net income attributable to Fulgent	$11,537	$79,812	$165,516	$280,503

Net income per common share attributable to Fulgent:
Basic	$0.38	$2.74	$5.46	$9.68
Diluted	$0.37	$2.59	$5.30	$9.10

Weighted average common shares:
Basic	30,362	29,150	30,298	28,991
Diluted	31,189	30,830	31,225	30,809

(1) Equity-based compensation expense was allocated as follows:
Cost of revenue	$2,243	$692	$3,708	$1,366
Research and development	2,502	1,481	4,423	2,704
Selling and marketing	1,080	620	1,905	1,046
General and administrative	2,205	733	3,610	1,372
Total equity-based compensation expense	$8,030	$3,526	$13,646	$6,488

FULGENT GENETICS, INC.
Non-GAAP Income Reconciliation
Three and Six Months Ended June 30, 2022 and 2021
(in thousands, except per share data)
	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
Net income attributable to Fulgent	$11,537	$79,812	$165,516	$280,503
Amortization of intangible assets	1,575	—	2,481	—
Restructuring costs	2,896	—	2,896	—
Acquisition-related costs	5,158	—	6,409	—
Equity-based compensation expense	8,030	3,526	13,646	6,488
Non-GAAP tax effect (1)	(4,945)	(952)	(7,121)	(1,752)
Gain on equity method investment	—	(3,734)	—	(3,734)
Non-GAAP income attributable to Fulgent	$24,251	$78,652	$183,827	$281,505

Net income per common share attributable to Fulgent:
Basic	$0.38	$2.74	$5.46	$9.68
Diluted	$0.37	$2.59	$5.30	$9.10

Non-GAAP income per common share attributable to Fulgent:
Basic	$0.80	$2.70	$6.07	$9.71
Diluted	$0.78	$2.55	$5.89	$9.14

Weighted average common shares:
Basic	30,362	29,150	30,298	28,991
Diluted	31,189	30,830	31,225	30,809

(1) Tax rates as follows:
Corporate tax rate of 28% for the three and six months ended June 30, 2022.
Corporate tax rate of 27% for the three and six months ended June 30, 2021.

FULGENT GENETICS, INC.
Non-GAAP Adjusted EBITDA Reconciliation
Three and Six Months Ended June 30, 2022 and 2021
(in thousands)
	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
Net income attributable to Fulgent	$11,537	$79,812	$165,516	$280,503
Interest income, net	(874)	(566)	(135)	(796)
Provision for income taxes	2,653	23,589	51,074	90,102
Restructuring costs	2,896	—	2,896	—
Acquisition-related costs	5,158	—	6,409	—
Equity-based compensation expense	8,030	3,526	13,646	6,488
Depreciation and amortization	8,345	2,418	13,040	4,340
Gain on equity method investment	—	(3,734)	—	(3,734)
Adjusted EBITDA	$37,745	$105,045	$252,446	$376,903